Standex International

Focused
Diversity

Growth
through targeted
Acquisitions

Operational
Excellence

Engineered
Products

Customer
Solutions

Safe Harbor Statement

Included in this presentation are certain "forward-looking" statements, involving risks and uncertainty, which are covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the words: believe, expect, anticipate, intend, are confident, estimate and similar expressions, which by their nature refer to future events. Actual future results may differ materially from those anticipated, depending on a variety of factors. Information with respect to risk factors is contained from time to time in the Company's filings with the U. S. Securities and Exchange Commission, including the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on September 10, 2004. Viewers should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not intend to update the information contained in this presentation, except as required by law.









- Standex
  - $600M+ in annual sales
  - Multi-industry niche market leader
  - Good platform for consistent growth over the long term
  - Cash Flow Driven



Standex Highlights

- Double-digit increases in sales and earnings over the past six quarters
- Diversified revenue base
- Over $56M reduction in working capital over the past four years
- Working capital turns of 5.4
- 39 Years of dividends; 35 increases
- Multi-year restructuring/realignment goals met
- Strong balance sheet
- Experienced management team

Standex Strategy

- Focused Diversity
  - Fewer, larger and more profitable business units
  - Future investment and growth plans focused on building selected, strategic business units
- Emphasize value add businesses/product segments to yield higher returns
  - Customer solutions and engineered products
- Operational Excellence
  - Continuous improvement initiatives in cost reduction and working capital performance
  - Lean enterprise is a key implementation tool
- Financial Goals
  - Top Line Growth
    - Organic Growth at GDP +1-3%/year
    - Acquisition Growth of 3-4%/year
  - Minimum 10% EBIT
  - Target 12-14% EBIT for strategic growth business units
  - Working capital turns @ 5.5 or better

Focused Diversity Implementation

Phase I – Restructuring and Realignment

- Six businesses sold or closed ($97M in annual sales)
- Five plant consolidations
- Five strategic acquisitions ($75M in annual sales)
- $8M in annual savings
- $8M gain on sale of land and buildings
- Significantly strengthened business portfolio
- Strengthened balance sheet

Phase II – Build on attractive business segments

- Acquisitions
- Organic Investments
- Leverage balance sheet

Business Segments

- Food Service Equipment Group
- Air Distribution Products Group
- Engineered Products
- Consumer Products
- Standex Engraving

Segment Performance

FY 05 YTD 12/31/04



ADP
Food Service Equipment
20.6%
35.8%
Engraving
11.3%
18.0%
14.3%
Consumer
Engineered Products

Net Sales



ADP
Food Service Equipment
17.3%
32.8%
Engraving
14.9%
7.3%
Consumer
27.7%
Engineered Products

Income from Operations

Shared Segment Strengths

- Niche Market leadership
- Brand equity
- Technology, quality and service leadership
- Low-cost production
- Consistent cash flow/growth profiles
- Organic growth from essential products
- Growth from bolt-on acquisitions

Food Service Equipment Group

- Products: walk-in coolers, freezers; merchandising display cases; rotisseries and fryers; institutional feeding systems
- Markets: restaurant industry, food retailers, institutional caterers
- Key brands: Master-Bilt; Nor-Lake; BKI; USECO; Federal; Procon
- Market rankings: #1 walk-in cooler and freezer in NA; niche leadership in value add markets





Food Service Equipment Group

- **Growth Drivers**
  - Favorable demographics
  - Modern life style favors eating out/take away meals
  - Non-traditional retail stores adding food products
- **Growth Strategy**
  - Exploit brand service, quality and technology reputation
  - Diversify sales channel and broaden product offering
  - Leverage national account relationships
  - Build scientific market presence
- **Priorities**
  - Develop cross selling operations
  - Exploit "Best Practice"
  - Leverage purchasing power
  - Be the low cost producer

Air Distribution Products Group

- Products: galvanized steel duct work
- Key brands: Snappy, ACME, ALCO, Standex
- Markets: new residential construction, remodels
- Market rankings: #1 national residential galvanized steel duct work





Air Distribution Products Group

- Growth Drivers
  - Market for new homes and apartments
  - Increased size of homes
  - Remodeling of aging housing stock
- Growth strategy
  - Leverage nationwide presence with large HVAC wholesaler chains
  - Access DIY market
  - Acquire commercial HVAC capability
- Priorities
  - Expand market share
  - Leverage purchasing power
  - Utilize Lean Enterprise techniques
  - Invest in automation

Standex Engraving

- Products: mold texturizing and roll, plate engraving
- Key brands: Mold Tech, Roehlen Engraving, I R International, Mullen, Eastern Engraving, B.F. Perkins, Dornbusch
- Markets: auto, construction material, flooring, consumer products, electronics
- Market rankings: #1 global in mold texturizing, NA leader in engineered roll and plate engraving





Standex Engraving

- Growth Drivers
  - New automobile designs, product introductions
  - New applications for texturized surfaces
- Growth strategy
  - Expand global network (China, Mexico, Eastern Europe)
  - Maintain technology edge in digital techniques
- Priorities
  - Leverage global technologies and service capabilities with OEM's
  - Invest in digital technology development
  - Capitalize on recent plant consolidations

Consumer Products

- Products: retail book store, religious-themed published materials; mail-order food products
- Key brands: Berean Christian Stores, Standard Publishing, Standex Direct
- Markets: Christian families, churches, schools, organizations; mail-order market





Consumer Products

- Growth Drivers
  - Retail spending in niche Christian book and gift market
  - Best seller pull through
- Growth strategy
  - Expand/build on Standard Publishing brand in other publishing segments
  - Add 2-3 new Berean stores per year in target markets

Engineered Products

- Products/key brands: metal fabrication; telescopic, piston rod cylinder hoists; electro-mechanical engineered products, electronic components
- Key Brands/Markets:
  - Spincraft
    - Aerospace, energy
  - Standex Electronics
    - Automotive and industrial electrical systems
  - Custom Hoists
    - Off road vehicles, heavy construction equipment







Engineered Products

- Growth Drivers
  - Industrial expansion (energy & aerospace)
  - Automotive
  - Automation/consumer convenience
  - Construction spending
- Growth Strategy
  - Product sales channel and market diversification
  - New product development
  - Geographic expansion
- Priorities
  - Invest in new product and sales diversification
  - Expand Asia and Europe sales channels
  - Exploit China sourcing

Capital Allocation

- How do we use our cash?
  - Support investment needs of divisions
  - Acquisitions
  - Dividends
  - Debt reduction
  - Stock buyback
- Capital allocation: ROCE + strategic fit

Acquisition Criteria

- Strategic bolt-ons
- Exploitable synergies
- Sales typically between $10-$70M
- Targeted to be accretive in first year
- Purchase price range of 4-7X EBITDA
- Prefer privately held companies
- Purchase terms cash and/or stock

Performance Based Management Compensation

Annual Incentive Plan (AIP)

- Current year financial goals (60%)
  - Sales
  - Earnings
  - Operating cash
- Long term (2-3 year) strategic goals (40%)
  - Sales growth
  - Operational excellence
- Minimum 25% paid out in SXI stock

Long Term Incentive Plan (LTIP)

- 3 year cycle
- Payout based on growth in operating income
- Awards made in restricted shares and performance share units

Corporate Governance

- Updated board and subcommittee charters
- In compliance with all SEC and NYSE governance requirements
- Three new independent directors added
- SOX compliance

Near Term Management Focus

- Drive organic sales growth and diversification
- Complete strategic bolt-on acquisitions
- Continue to implement Lean Enterprise
- Startup Mexico manufacturing facility
- Exploit China sourcing opportunities
- Maintain working capital turns

Financial Highlights

		Fiscal Year Ended June 30,				Change
		2004		2003		
Net Sales	$	577,450		490,198		17.8%
Gross Margin	%	33.7		34.6		
Income from operations	$	36,996	6.41%	22,292	4.55%	66.0%
Restructuring expense	$	1,218		5,364		
Other (income)/expense	$	504		5,556		
Income from operations before special items	$	38,718	6.70%	33,212	6.78%	16.5%
Diluted EPS						
Income from continuing operations	$	1.79		0.89		101.1%
Income from continuing operations excluding restructuring and other	$	1.80		1.42		26.8%
(in thousands, except per share information)						

Financial Highlights

		Three Months Ended December 31,				Six Months Ended December 31,		
		2004	2003	Change		2004	2003	Change
Net Sales	$	167,866	141,223	18.9%		328,607	270,614	21.4%
Gross Margin	%	32.7	34.0			32.5	33.7	
Income from operations	$	11,680	9,404	24.2%		23,929	18,611	28.6%
Restructuring expense	$	-	197			799	746	
Other (income)/expense	$	-	-			-	(41)	
Income from operations before special items	$	11,680	9,601	21.6%		24,728	19,316	28.0%
Diluted EPS								
Income from continuing operations	$	0.53	0.42	26.2%		1.11	0.82	35.4%
Income from continuing operations excluding restructuring and other	$	0.53	0.43	23.3%		1.15	0.86	33.7%
(in thousands, except per share information)								


Standex International Corporation
EPS (Diluted) From Continuing Operations
FY 2000 to FY 2004
2.00
1.75
1.50
1.25
1.00
0.75
1.79
1.70
1.55
0.89
1.79
2000
2001
2002
2003
2004
EPS
1.79
1.70
1.55
0.89
1.79


Standex International Corporation
EPS (Diluted) From Continuing Operations
FY 2004 vs. FY 2005
Qtr. 2 and Qtr. 2 YTD
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.42
Q2-04
Q2-05
Q2 ytd-04
Q2 ytd-05
EPS
0.42
0.53
0.82
1.11

Net Working Capital reduced by $56 million since 6/30/2000



STANDEX INTERNATIONAL
NET WORKING CAPITAL
Thousands
Turns
190,000
180,000
170,000
160,000
150,000
140,000
130,000
120,000
110,000
100,000
5.5
5
4.5
4
3.5
3

	2000	2001	2002	2003	2004	12/31/04
NWC	180,187	167,690	150,941	133,003	120,870	124,373
Turns	3.4	3.5	3.8	4.3	5.2	5.4

Net Debt reduced by $55 million since 6/30/2000
Leverage reduced from 46.9% to 33.9%



Standex International Corporation
Net Debt
(thousands)
150,000
140,000
130,000
120,000
110,000
100,000
90,000
80,000
Net Debt

	2000	2001	2002	2003	2004	12/31/04
Net Debt	145,355	146,596	124,216	98,420	92,028	90,156

Capital Expenditures
Fiscal Years 2005 to 2003
(thousands)


Standex International Corporation
Capital Expenditures & Depreciation
CapX
Dep
CapX
Dep
CapX
Dep
FY 2005
FY 2004
FY 2003

	Projected FY 2005	FY 2004	FY 2003
Food Service Group	4,398	1,639	1,013
Consumer Group	1,051	561	605
Air Distribution	1,013	973	1,431
Engineered Products	1,979	2,542	1,794
Engraving Group	2,264	1,609	1,412
Corporate	295	59	96
Total Standex Corporation	$ 11,000	$ 7,383	$ 6,351

Segment Performance

	Six Months Ended December 31,		
	2004	2003	Change
Net Sales:			
Food Service Equipment Group	117,627	85,638	37.4%
Air Distribution Products Group	67,670	57,285	18.1%
Engraving Group	37,127	34,965	6.2%
Engineered Products Group	59,300	47,425	25.0%
Consumer Products Group	46,883	45,301	3.5%
Total Net Sales	328,607	270,614	21.4%
Income from Operations:			
Food Service Equipment Group	10,937	8,693	
Air Distribution Products Group	5,770	6,432	
Engraving Group	4,958	3,348	
Engineered Products Group	9,227	6,294	
Consumer Products Group	2,449	1,932	
Restructuring	(799)	(746)	
Other income	-	41	
Corporate	(8,613)	(7,383)	
Total Income from Operations	23,929	18,611	28.6%